Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              119,248,795
                       WITHHELD           2,108,979

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              119,311,562
                       WITHHELD           2,046,211

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              119,304,528
                       WITHHELD           2,053,245

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              119,334,394
                       WITHHELD           2,023,379


























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              119,298,645
                       WITHHELD           2,059,128

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              119,239,486
                       WITHHELD           2,118,287

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR              119,315,863
                       WITHHELD           2,041,911

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              119,329,837
                       WITHHELD           2,027,937

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR              119,280,576
                       WITHHELD           2,077,197


























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR              117,579,199
                       AGAINST              738,097
                       ABSTAIN            3,040,476

          Item 3:  New Investment Management Agreement

                   Kemper California Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR               80,712,708
                       AGAINST            1,676,927
                       ABSTAIN            3,851,109

                   Kemper Florida Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                6,611,545
                       AGAINST              120,351
                       ABSTAIN              139,090

                   Kemper Michigan Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  174,037
                       AGAINST               11,615
                       ABSTAIN                5,551



























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 4

                  Kemper New Jersey Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  324,164
                       AGAINST                    0
                       ABSTAIN                1,885

                   Kemper New York Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR               17,137,463
                       AGAINST              254,004
                       ABSTAIN            1,106,984

                   Kemper Ohio Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                2,776,485
                       AGAINST                9,043
                       ABSTAIN               74,864

                   Kemper Pennsylvania Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  442,147
                       AGAINST               19,766
                       ABSTAIN                4,464

                   Kemper Texas Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  696,921
                       AGAINST               20,745
                       ABSTAIN               27,456





















          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 5

          Item 6:   New Rule 12b-1 Distribution Plan

                    Kemper California Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                2,025,046
                       AGAINST               20,538
                       ABSTAIN              163,816

                    Kemper California Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  333,407
                       AGAINST                    0
                       ABSTAIN                    0

                    Kemper Florida Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  225,907
                       AGAINST                    0
                       ABSTAIN               10,479

                    Kemper Florida Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                   46,249
                       AGAINST                    0
                       ABSTAIN                    0























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 6

                    Kemper Michigan Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                   59,473
                       AGAINST                1,381
                       ABSTAIN                4,251

                    Kemper Michigan Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                    8,176
                       AGAINST                    0
                       ABSTAIN                    0

                    Kemper New Jersey Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  180,565
                       AGAINST                9,314
                       ABSTAIN                   91

                    Kemper New Jersey Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                   16,085
                       AGAINST                    0
                       ABSTAIN                    0

























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 7

                    Kemper New York Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  442,667
                       AGAINST               20,751
                       ABSTAIN               26,818

                    Kemper New York Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  152,199
                       AGAINST                    0
                       ABSTAIN                5,067

                    Kemper Ohio Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  650,945
                       AGAINST                2,654
                       ABSTAIN               43,368

                    Kemper Ohio Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                   20,434
                       AGAINST                1,715
                       ABSTAIN                    0

























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 8

                    Kemper Pennsylvania Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  189,295
                       AGAINST               27,260
                       ABSTAIN                    0

                    Kemper Pennsylvania Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                   67,329
                       AGAINST                    0
                       ABSTAIN                    0

                    Kemper Texas Tax-Free Income Fund
                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                   50,661
                       AGAINST                    0
                       ABSTAIN                    0

                    Kemper Texas Tax-Free Income Fund
                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                   26,206
                       AGAINST                    0
                       ABSTAIN                    0

























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 9

          Item 7:  To approve changes in investment policies

                   Kemper California Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR               69,563,872
                       AGAINST            2,469,902
                       ABSTAIN            5,458,605

                   Kemper Florida Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                5,393,015
                       AGAINST              452,928
                       ABSTAIN              218,954

                   Kemper Michigan Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  170,268
                       AGAINST               12,209
                       ABSTAIN                6,593

                   Kemper New Jersey Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  278,972
                       AGAINST                9,965
                       ABSTAIN                  169



























          Exhibit 77C
          Kemper State Tax-Free Income Series
          Form N-SAR for the period ended 02/28/98
          File No. 811-3657
          Page 10

                   Kemper New York Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR               14,404,558
                       AGAINST              408,230
                       ABSTAIN            1,122,352

                   Kemper Ohio Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                2,101,971
                       AGAINST               46,816
                       ABSTAIN              121,579

                   Kemper Pennsylvania Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  382,751
                       AGAINST               27,391
                       ABSTAIN                4,464

                   Kemper Texas Tax-Free Income Fund

                       Vote             Number
                       ----             -----------
                       FOR                  647,626
                       AGAINST               27,887
                       ABSTAIN               18,802